UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A Amendment No. 1
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 26, 2010

GSE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14785	52-1868008
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1332 Londontown Blvd., Suite 200, Sykesville, MD 21784
(Address of principal executive office and zip code)

(410) 970-7800
Registrant's telephone number, including area code

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d - 2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e - 4 (c))

This Amendment to Current Report on Form 8-K/A amends Item 9.01 of our Form 8-K on April 30, 2010 to provide the financial statements required by Items 9.01(a) and 9.01(b).

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The audited consolidated financial statements of TAS Holdings Ltd as of September 30, 2009 and 2008 and for the years then ended, and the related Independent Auditors’ Report thereon are included as Exhibit 99.1 of this Current Report on Form 8-K/A.

(b)	Pro Forma Financial Information

The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2010, the Unaudited Pro Forma Condensed Consolidated Income Statement for the year ended December 31, 2009 and for the three months ended March 31, 2010 and the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information of GSE Systems, Inc. reflecting the acquisition of TAS Holdings Ltd are included as Exhibit 99.2 of the Current Report on Form 8-K/A.

(c)  Exhibits.

23.1	Consent of KPMG LLP
99.1	Consolidated financial statements of TAS Holdings Ltd. as of September 30, 2009 and 2008.
99.2
The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2010, the Unaudited Pro Forma Condensed Consolidated Income Statements for the year ended December 31, 2009 and for the three months ended March 31, 2010 and the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information of GSE Systems, Inc. reflecting the acquisition of TAS Holdings Ltd, filed herewith.

SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

GSE SYSTEMS, INC.

Date: July 9, 2010	/s/ Jeffery G. Hough
Jeffery G. Hough
Senior Vice President and CFO